EXHIBIT 10.23

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     This Fourth Amendment to Credit Agreement (this "Amendment") is made and entered into effective as of June 3, 2014 (the "Effective Date"), by and between Synergy Resources Corporation, a Colorado corporation (the "Borrower"), each of the Lenders party to the Credit Agreement (as defined below) ("Lenders"), and Community Banks of Colorado, a division of NBH Bank, N.A., individually, as Issuing Bank and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and is as follows:

                             Preliminary Statements

            A. Lenders, the Administrative Agent and the Borrower are parties to an Amended and Restated Credit Agreement dated as of November 28, 2012, as amended by that First Amendment dated as of February 12, 2013 (the "First Amendment"), that Second Amendment (the "Second Amendment") dated as of June 28, 2013 (as amended, the "Credit Agreement") and that Third Amendment (the "Third Amendment") dated as of December 20, 2013. Capitalized terms which are used, but not defined, in this Amendment will have the meanings given to them in the Credit Agreement.

            B. The Borrower has requested that Lenders and the Administrative Agent make certain amendments to the Credit Agreement, all as more particularly set forth herein.

            C. Lenders and the Administrative Agent are willing to consent to such requests and so amend the Credit Agreement to reflect such modifications, all on the terms of this Amendment.

                             Statement of Amendment

     In consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, Lenders, the Administrative Agent, SunTrust, Key Bank and the Borrower hereby agree as follows:

     1. Amendments to Credit Agreement. Subject to the terms and provisions of this Amendment, the Credit Agreement is hereby amended as follows:

     (a) The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

            "Applicable Margin" means, for any day, the rate per annum set forth in the Utilization Grid below based upon the Type of Loan or Borrowing and the Borrowing Base Utilization Percentage then in effect, subject to a minimum interest rate floor of 2.5% per annum:

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

                BORROWING BASE          LIBOR           ABR
                  UTILIZATION          MARGIN         MARGIN
             ----------------------------------------------------
                     = 90%             275 bps        150 bps
             ----------------------------------------------------
                = 75% and < 90%        250 bps        125 bps
             ----------------------------------------------------
                = 50% and < 75%        225 bps        100 bps
             ----------------------------------------------------
                = 25% and < 50%        200 bps        75 bps
             ----------------------------------------------------
                     < 25%             175 bps        50 bps
             ----------------------------------------------------


            "Termination Date" means the earlier to occur of (i) May 29, 2019 or
      (ii) the date that the Aggregate Maximum Credit Amount is sooner terminated pursuant to Section 2.06 or Section 10.02."

     (b) The first sentence of Section 3.05(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "The Borrower agrees to pay to the Administrative Agent for the account of each Lender an unused commitment fee equal to (i) if the Borrowing Base Utilization Percentage is less than 50%, 0.375% per annum and (ii) if the Borrowing Base Utilization Percentage is equal to or greater than 50%, 0.50% per annum, in each case calculated on the average daily amount of the unused Commitment of such lender during the period from and including the date of this Agreement to but excluding the later of the date of termination of the Commitments."

     (c) Clause (ii) of Section 8.01(n) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(ii) on a quarterly basis by the 45th day after the end of each fiscal quarter of the Borrower, an updated report setting forth the forecasted Capital Expenditure budget for the Borrower and its Subsidiaries for the remainder of the Borrower's fiscal year; provided, however, that in the case of the report delivered during the fourth quarter of each fiscal year, such report shall set forth the forecasted Capital Expenditure budget for the Borrower and its Subsidiaries for the following fiscal year; and"

     (d) Section 9.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "(a) Total Funded Debt to EBITDAX. The Borrower will not, at any time, permit its ratio of Total Funded Debt as of such time to EBITDAX to be greater than or equal to 4.0 to 1.0, determined at the fiscal year ending August 31, 2012, and each fiscal quarter thereafter."

     (e) Section 9.01(c) and Section 9.01(d) of the Credit Agreement are hereby deleted and removed from the Credit Agreement.

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

     (f) Annex I to the Credit Agreement is hereby amended and restated in its entirety to conform to Annex I attached hereto. The adjustment to each Lender's Applicable Percentage as set forth on Annex I attached hereto shall be effective as of the Increase Date (defined below) and each Lender's Applicable Percentage prior to the Increase Date shall be as set forth in Annex I to the Credit Agreement.

     2. Adjustments. On the Effective Date, Texas Capital Bank, N.A. will be paid off and will no longer be a Lender under the Credit Agreement. The Borrower shall, in coordination with the Administrative Agent, repay the outstanding Loans of Texas Capital Bank, N.A., and incur additional Loans from the Lenders, in each case to the extent necessary so that Texas Capital Bank, N.A. is paid in full with respect to its Loans and all of the Lenders participate in the Borrowings ratably on the basis of their respective Commitments (after giving effect to any adjustments contemplated by Section 1(f) hereof).

     3. Borrowing Base. In connection with the third Scheduled Redetermination contemplated by Section 2.07 of the Credit Agreement, the Administrative Agent, the Lenders and the Borrower have agreed that the Borrowing Base shall be increased to $110,000,000, which Borrowing Base adjustment shall be effective as of the later of June 3, 2014, or the satisfaction of the conditions set forth in
Section 7 hereof (the "Increase Date").

     4. Reaffirmation of Security. The Borrower, Lenders and the Administrative Agent hereby expressly intend that this Amendment shall not in any manner (a) constitute the refinancing, refunding, payment or extinguishment of the Indebtedness evidenced by the existing Loan Documents; (b) be deemed to evidence a novation of the outstanding balance of the Indebtedness; or (c) replace, impair, or extinguish the creation, attachment, perfection or priority of the Liens on the Borrowing Base Properties. The Borrower ratifies and reaffirms any and all grants of Liens to Lenders and the Administrative Agent on the Borrowing Base Properties as security for the Indebtedness, and the Borrower acknowledges and confirms that the grants of the Liens to Lenders and the Administrative Agent on the Borrowing Base Properties: (i) represent continuing Liens on all of the Borrowing Base Properties, (ii) secure all of the Indebtedness, and (iii) represent valid, first and best Liens on all of the Borrowing Base Properties except to the extent of any Permitted Liens

     5. Conditions Precedent. This Amendment will not become effective until the date on which each of the following conditions is satisfied:

     (a) The Borrower shall have executed and delivered to the Administrative Agent the Promissory Notes attached hereto as Exhibit A (the "Amendment Notes"). These Amendment Notes are issued in substitution for and replacement of, but not repayment of (i) those certain Promissory Notes, dated as of December 20, 2013, issued by the Borrower in favor of the Lenders in connection with the Third
Amendment. The Amendment Notes shall constitute a "Note" as defined and described in the Credit Agreement. From and after the date hereof, all references in the Credit Agreement and in all other Loan Documents to the "Notes" shall be deemed to be references to the Amendment Notes.

     (b) The Administrative Agent shall have received counterparts of this Amendment from the Borrower and each of the Lenders.

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

     (c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Amendment.

     (d) The Administrative Agent shall have received title information satisfactory to it on at least 80% (by NPV) of the total Proved Reserves attributable to the Oil and Gas Properties evaluated in such Reserve Report, with such 80% first being satisfied from Proved Developed Producing Reserves, next from Proved Developed Nonproducing Reserves and thereafter from Proved Undeveloped Reserves.

     (e) The Administrative Agent shall have received information and evidence satisfactory to it that the Mortgaged Properties represent at least 80% (by NPV) of the Oil and Gas Properties evaluated in the most recently completed Reserve Report, with such 80% first being satisfied from Proved Developed Producing, next from Proved Developed Nonproducing Reserves and thereafter from Proved Undeveloped Reserves.

     (f) No Default or Event of Default shall have occurred that is continuing.

     (g) The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

     The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

     6. Representations. To induce Lenders and the Administrative Agent to accept this Amendment, the Borrower hereby represents and warrants to Lenders and the Administrative Agent as follows:

     (a) Power and Authority. The Borrower has full power and authority to enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.


     (b) Legal, Valid and Binding Obligation. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

     (c) Continued Representations and Warranties. After giving effect to the amendments contained in this Amendment, the Borrower's representations and warranties contained in the Loan Documents are complete and correct as of the date of this Amendment with the same effect as though these representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute Events of Default under, the Credit Agreement.

     (d) No Defenses. The Borrower has no defenses to payment, counterclaims, or right of set-off with respect to any Indebtedness existing as of the Effective Date.

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

     (e) No Events of Default. No Event of Default has occurred and is continuing.

     (f) Material Adverse Effect. The Borrower hereby affirms that no Material Adverse Effect has occurred

     7. Fees, Costs and Expenses. As a condition of this Amendment, the Borrower will (i) in connection with the execution and delivery of this Amendment, pay to the Administrative Agent for the account of each Lender (A) a fee equal 0.25% of the such Lender's Commitment as in effect prior to this Amendment, and(B) a fee equal 0.375% of the increase in such Lender's Commitment as a result of this Amendment, and (ii) reimburse the Administrative Agent's for all out of pocket expenses (including reasonable attorneys' fees) incurred in connection with this Amendment.

     8. Release. The Borrower, on its behalf and, as applicable, on behalf of the Borrower's officers, directors, shareholders, Affiliates, Subsidiaries, successors and assigns (collectively, the "Releasing Parties"), hereby represents and warrants that such Releasing Parties have no claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever, whether in law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against Lenders or the Administrative Agent, their direct or indirect Affiliates, or any of the foregoing's respective directors, officers, employees, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, "Lender Parties") to the extent that any such Claim directly or indirectly arises out of, is based upon or is in any manner connected with, any Prior Related Event. The Borrower, on its behalf and, as applicable, on behalf of the other Releasing Parties, voluntarily releases and forever discharges all Lender Parties from any and all Claims, whether known or unknown, to the extent that any such Claim directly or indirectly arises out of, is based upon or is in any manner connected with any Prior Related Event. "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of: (a) any of the terms of any Loan Document or this Amendment, (b) any actions, transactions, matters or circumstances related hereto or to any Loan Document, (c) the conduct of the relationship between any Lender Party and the Borrower and its Subsidiaries, or (d) any other actions or inactions by any Lender Party, in each case on or prior to the Effective Date.

     9. Continuing Effect of Credit Agreement; Reaffirmation of Loan Documents. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment. Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed. The existing Loan Documents, except as amended by this Amendment, shall remain in full force and effect, and each of them is hereby ratified and confirmed by the Borrower, Lenders and the Administrative Agent.

     10. One Agreement; References; Fax Signature. The Credit Agreement, as amended by this Amendment, will be construed as one agreement. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any Loan Document or any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and if so signed, (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes.

     11. No Implied Consent or Waiver. This Amendment shall not be construed as consent to the departure from, or a waiver of the terms and conditions of, the Credit Agreement except as expressly set forth herein.

     12. Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

     13. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     14. Entire Agreement. This Amendment sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment. At no time shall the prior or subsequent course of conduct by the Borrower, Lenders or the Administrative Agent directly or indirectly limit, impair or otherwise adversely affect any of the parties' rights or remedies in connection with this Amendment or any of the documents, instruments and agreements executed in connection herewith, as Lenders, the Administrative Agent and the Borrower agree that this Amendment shall only be amended by written instruments executed by Lenders, the Administrative Agent and the Borrower. Except to the extent that the Loan Documents are expressly amended by this Amendment, if there is any conflict, ambiguity, or inconsistency, in the Administrative Agent's judgment, between the terms of this Amendment and any of the other Loan Documents, then the applicable terms and provisions, in the Administrative Agent's judgment, providing Lenders and the Administrative Agent with greater rights, remedies, powers, privileges, or benefits will control.

     15. Governing Law; Severability. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Colorado (without regard to its conflicts of law principles). If any term of this Amendment is found invalid under Colorado law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Amendment and will not invalidate the remaining terms of this Amendment.

     16. WAIVER OF JURY TRIAL. THE BORROWER, LENDERS AND THE ADMINISTRATIVE AGENT EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR

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

PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                            [signature page follows]

     The parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

THE BORROWER:                             SYNERGY RESOURCES CORPORATION


                                          By:    /s/ Frank L. Jennings
                                                 -----------------------------
                                          Name:  Frank L. Jennings
                                          Title: Chief Financial Officer


ADMINISTRATIVE AGENT:                     COMMUNITY BANKS OF
                                          COLORADO,
                                          as Administrative Agent


                                          By:    /s/ Sarah Burchett
                                                 ------------------------------
                                          Name:  Sarah Burchett
                                          Title: Vice President


LENDERS:                                  COMMUNITY BANKS OF
                                          COLORADO,
                                          as a Lender


                                          By:    /s/ Sarah Burchett
                                                 ------------------------------
                                          Name:  Sarah Burchett
                                          Title: Vice President


                                          COBIZ BANK, A COLORADO CORPORATION,
                                          DBA COLORADO BUSINESS BANK,
                                          as a Lender


                                          By:    /s/ Douglas K. Derks
                                                 ------------------------------
                                          Name:  Douglas K. Derks
                                          Title: Senior Vice President

                                          AMEGY BANK NATIONAL ASSOCIATION,
                                          as a Lender


                                          By:    /s/ Kevin Donaldson
                                                 ------------------------------
                                          Name:  Kevin Donaldson
                                          Title  Senior Vice President



                                          SUNTRUST BANK,
                                          as a Lender


                                          By:    /s/ Chulley Bogle
                                                 ------------------------------
                                          Name:  Chulley Bogle
                                          Title: Vice President



                                          KEYBANK NATIONAL ASSOCIATION,
                                          as a Lender


                                          By:    /s/ George E. McKean
                                                 ------------------------------
                                          Name:  George E. McKean
                                          Title: Senior Vice President

                                     ANNEX I
                         LIST OF MAXIMUM CREDIT AMOUNTS

                        Aggregate Maximum Credit Amounts

         Name of Lender            Applicable     Maximum Credit      Amount of
                                   Percentage         Amount      Commitment on the
                                                                    Effective Date
-------------------------------------------------------------------------------------
Community Banks of Colorado       26.36363636%    $79,090,909.09    $29,000,000.00
-------------------------------------------------------------------------------------
Amegy Bank National Association   23.63636364%    $70,909,090.91    $26,000,000.00
-------------------------------------------------------------------------------------
CoBiz Bank, a Colorado
corporation, dba Colorado
Business                           9.09090909%    $27,272,727.27    $10,000,000.00
Bank
-------------------------------------------------------------------------------------
SunTrust Bank                     20.45454545%    $61,363,636.36    $22,500,000.00
-------------------------------------------------------------------------------------
Key Bank National Association     20.45454545%    $61,363,636.36    $22,500,000.00
-------------------------------------------------------------------------------------
             TOTAL               100.0000000000% $ 300,000,000.00  $ 110,000,000.00
-------------------------------------------------------------------------------------



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


                                 PROMISSORY NOTE

$79,090,909.09                               Original Note:  November 28, 2012
                               First Amendment and Restatement:  June 28, 2013
                          Second Amendment and Restatement:  December 20, 2013
                                Third Amendment and Restatement:  June 3, 2014

FOR VALUE RECEIVED, Synergy Resources Corporation, a Colorado corporation (the "Borrower"), hereby promises to pay to Community Banks of Colorado, a division of NBH Bank, N.A. (the "Lender," and, in its capacity as administrative agent, the "Administrative Agent"), or its assigns, at 7800 E. Orchard, Greenwood Village, Colorado 80111, the principal sum of Seventy-Nine Million Ninety Thousand Nine Hundred Nine and 09/100 dollars ($79,090,909.09) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. This Note amends, restates and supersedes in its entirety Borrower's Promissory Note dated November 28, 2012, payable to the order of Lender in the original principal amount of $70,212,750, as amended and restated by that certain Promissory Note dated June 28, 2013 and by that Promissory Note dated December 20, 2013 (the "Existing Note"). This Note is given in substitution for, but not in payment of, the Existing Note.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

     This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of November 28, 2012, among the Borrower, the Administrative Agent, and the other lenders signatory thereto, as such agreement has been amended by that certain First Amendment to Credit Agreement dated as of February 12, 2013, that certain Second Amendment to Credit Agreement dated as of June 28, 2013, by that certain Third Amendment to Credit Agreement dated as of December 20, 2013 and by that certain Fourth Amendment to Credit Agreement dated as of June 3, 2014 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). The Lender is a party to the Credit Agreement and this Note evidences Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note (a) is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents, and (b) is

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

secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the Borrower agrees to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     In no event shall the interest payable under this Note, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

                                    SYNERGY RESOURCES CORPORATION



                                    By:    /s/ Frank L. Jennings
                                           -----------------------------------
                                    Name:  Frank L. Jennings
                                    Title: Chief Financial Officer

                                 PROMISSORY NOTE

$27,272,727.27                               Original Note:  November 28, 2012
                               First Amendment and Restatement:  June 28, 2013
                          Second Amendment and Restatement:  December 20, 2013
                                Third Amendment and Restatement:  June 3, 2014

FOR VALUE RECEIVED, Synergy Resources Corporation, a Colorado corporation (the "Borrower"), hereby promises to pay to CoBiz Bank, a Colorado corporation, dba Colorado Business Bank (the "Lender"), or its assigns, at the principal office of Community Banks of Colorado, a division of NBH Bank, N.A. (, the "Administrative Agent"), or its assigns, at 7800 E. Orchard, Greenwood Village, Colorado 80111, the principal sum of Twenty-Seven Million Two Hundred Seventy-Two Thousand Seven Hundred Twenty-Seven and 27/100 dollars ($27,272,727.27) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. This Note amends, restates and supersedes in its entirety Borrower's Promissory Note dated November 28, 2012, payable to the order of Lender in the original principal amount of $31,914,900, as amended and restated by that certain Promissory Note dated June 28, 2013 and by that Promissory Note dated December 20, 2013 (the "Existing Note"). This Note is given in substitution for, but not in payment of, the Existing Note.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

     This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of November 28, 2012, among the Borrower, the Administrative Agent, and the other lenders signatory thereto, as such agreement has been amended by that certain First Amendment to Credit Agreement dated as of February 12, 2013, that certain Second Amendment to Credit Agreement dated as of June 28, 2013, by that certain Third Amendment to Credit Agreement dated as of December 20, 2013 and by that certain Fourth Amendment to Credit Agreement dated as of June 3, 2014 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). The Lender is a party to the Credit Agreement and this Note evidences Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note (a) is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents, and (b) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the Borrower agrees to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     In no event shall the interest payable under this Note, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

     Borrower Certification: The undersigned, as a duly authorized officer of Borrower, hereby certifies to Lender that no Principal (as defined below) of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction. For purposes of this Note, the term "Principal" means and includes each director of Borrower, (each of the five most highly compensated executives or officers of Borrower, and each natural person who is a direct or indirect holder of 20% or more of the capital stock or stock equivalents of Borrower.

                                    SYNERGY RESOURCES CORPORATION



                                    By:    /s/ Frank L. Jennings
                                           -----------------------------------
                                    Name:  Frank L. Jennings
                                    Title: Chief Financial Officer

                                PROMISSORY NOTE

$70,909,090.91                               Original Note:  November 28, 2012
                               First Amendment and Restatement:  June 28, 2013
                          Second Amendment and Restatement:  December 20, 2013
                                Third Amendment and Restatement:  June 3, 2014

FOR VALUE RECEIVED, Synergy Resources Corporation, a Colorado corporation (the "Borrower"), hereby promises to pay to Amegy Bank National Association (the "Lender"), or its assigns, at the principal office of Community Banks of Colorado, a division of NBH Bank, N.A. (the "Administrative Agent"), or its assigns, at 7800 E. Orchard, Greenwood Village, Colorado 80111, the principal sum of Seventy Million Ninety Hundred Nine Thousand Ninety and 91/100 dollars ($70,909,090.91) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. This Note amends, restates and supersedes in its entirety Borrower's Promissory Note dated November 28, 2012, payable to the order of Lender in the original principal amount of $47,872,350, as amended and restated by that certain Promissory Note dated June 28, 2013 and by that Promissory Note dated December 20, 2013 (the "Existing Note"). This Note is given in substitution for, but not in payment of, the Existing Note.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

     This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of November 28, 2012, among the Borrower, the Administrative Agent, and the other lenders signatory thereto, as such agreement has been amended by that certain First Amendment to Credit Agreement dated as of February 12, 2013, that certain Second Amendment to Credit Agreement dated as of June 28, 2013, by that certain Third Amendment to Credit Agreement dated as of December 20, 2013 and by that certain Fourth Amendment to Credit Agreement dated as of June 3, 2014 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). The Lender is a party to the Credit Agreement and this Note evidences Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note (a) is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents, and (b) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the Borrower agrees to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     In no event shall the interest payable under this Note, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

                                    SYNERGY RESOURCES CORPORATION



                                    By:    /s/ Frank L. Jennings
                                           -----------------------------------
                                    Name:  Frank L. Jennings
                                    Title: Chief Financial Officer

                                PROMISSORY NOTE

$61,363,636.36                               Original Note:  December 20, 2013
                                First Amendment and Restatement:  June 3, 2014

FOR VALUE RECEIVED, Synergy Resources Corporation, a Colorado corporation (the "Borrower"), hereby promises to pay to SunTrust Bank (the "Lender"), or its assigns, at the principal office of Community Banks of Colorado, a division of NBH Bank, N.A. (the "Administrative Agent"), or its assigns, at 7800 E. Orchard, Greenwood Village, Colorado 80111, the principal sum of Sixty-One Million Three Hundred Sixty-Three Thousand Six Hundred Thirty-Six and 36/100 dollars ($61,363,636.36) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. This Note amends, restates and supersedes in its entirety Borrower's Promissory Note dated December 20, 2013, payable to the order of Lender in the original principal amount of $25,000,000 (the "Existing Note"). This Note is given in substitution for, but not in payment of, the Existing Note.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

     This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of November 28, 2012, among the Borrower, the Administrative Agent, and the other lenders signatory thereto, as such agreement has been amended by that certain First Amendment to Credit Agreement dated as of February 12, 2013, that certain Second Amendment to Credit Agreement dated as of June 28, 2013, by that certain Third Amendment to Credit Agreement dated as of December 20, 2013 and by that certain Fourth Amendment to Credit Agreement dated as of June 3, 2014 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). The Lender is a party to the Credit Agreement and this Note evidences Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note (a) is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents, and (b) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the Borrower agrees to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     In no event shall the interest payable under this Note, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

                                    SYNERGY RESOURCES CORPORATION



                                    By:    /s/ Frank L. Jennings
                                           -----------------------------------
                                    Name:  Frank L. Jennings
                                    Title: Chief Financial Officer

                                 PROMISSORY NOTE

$61,363,636.36                               Original Note:  December 20, 2013
                                First Amendment and Restatement:  June 3, 2014

FOR VALUE RECEIVED, Synergy Resources Corporation, a Colorado corporation (the "Borrower"), hereby promises to pay to KeyBank National Association (the "Lender"), or its assigns, at the principal office of Community Banks of Colorado, a division of NBH Bank, N.A. (the "Administrative Agent"), or its assigns, at 7800 E. Orchard, Greenwood Village, Colorado 80111, the principal sum of Sixty-One Million Three Hundred Sixty-Three Thousand Six Hundred Thirty-Six and 36/100 dollars ($61,363,636.36) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. This Note amends, restates and supersedes in its entirety Borrower's Promissory Note dated December 20, 2013, payable to the order of Lender in the original principal amount of $25,000,000 (the "Existing Note"). This Note is given in substitution for, but not in payment of, the Existing Note.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

     This Note is one of the Notes referred to in the Amended and Restated Credit Agreement dated as of November 28, 2012, among the Borrower, the Administrative Agent, and the other lenders signatory thereto, as such agreement has been amended by that certain First Amendment to Credit Agreement dated as of February 12, 2013, that certain Second Amendment to Credit Agreement dated as of June 28, 2013, by that certain Third Amendment to Credit Agreement dated as of December 20, 2013 and by that certain Fourth Amendment to Credit Agreement dated as of June 3, 2014 (as the same may be amended, supplemented or restated from time to time, the "Credit Agreement"). The Lender is a party to the Credit Agreement and this Note evidences Loans made by the Lender thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

     This Note (a) is issued pursuant to, and is subject to the terms and conditions set forth in, the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents, and (b) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

      If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, the Borrower agrees to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     In no event shall the interest payable under this Note, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

                                    SYNERGY RESOURCES CORPORATION



                                    By:    /s/ Frank L. Jennings
                                           -----------------------------------
                                    Name:  Frank L. Jennings
                                    Title: Chief Financial Officer

RECORDING REQUESTED BY AND      )
WHEN RECORDED RETURN TO:        )
                                )
                                )
Charles Bybee                   )
Faegre Baker Daniels LLP        )
3200 Wells Fargo Center         )
1700 Lincoln Street             )
Denver, Colorado, 80203         )






       THIRD AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING
                                    STATEMENT


                                      FROM


                         SYNERGY RESOURCES CORPORATION,



                                  AS BORROWER,


                                       TO

                          COMMUNITY BANKS OF COLORADO,



                                AS SECURED PARTY

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES FUTURE ADVANCES AND OBLIGATIONS ARISING FROM A REVOLVING CREDIT ARRANGEMENT (UP TO A MAXIMUM PRINCIPAL AMOUNT OF $325,000,000), AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS OIL AND GAS, AS-EXTRACTED COLLATERAL, AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED AS THE MORTGAGED PROPERTY HEREIN. THIS INSTRUMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL/IMMOVABLE PROPERTY DESCRIBED HEREIN, AND IT IS TO BE FILED FOR RECORD AS A FIXTURE FILING, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO.

BORROWER HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 1.01 OF THIS INSTRUMENT.

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I Grant of Lien and Obligations Secured..............................3

   Section 1.01  Grant of Liens..............................................3
   Section 1.02  Grant of Security Interest..................................7
   Section 1.03  Real Property in Weld County Colorado.......................7
   Section 1.04  Real Property in Boulder County Colorado....................7
   Section 1.05  Obligations Secured.........................................7
   Section 1.06  Fixture Filing, As-extracted Collateral, Etc................9
   Section 1.07  Pro Rata Benefit............................................9
   Section 1.08  Defined Terms...............................................9
   Section 1.09  Certain Definitions........................................10

ARTICLE II Assignment of As-Extracted Collateral............................10

   Section 2.01  Assignment.................................................10
   Section 2.02  No Modification of Payment Obligations.....................11
   Section 2.03  Rights of Producers........................................12

ARTICLE III Representations, Warranties and Covenants.......................12

   Section 3.01  Title......................................................12
   Section 3.02  Perfected Liens; Defend Title; Further Assurances..........12
   Section 3.03  Further Assurances.........................................13
   Section 3.04  Not a Foreign Person.......................................14
   Section 3.05  Power to Create Lien and Security..........................14
   Section 3.06  Revenue and Cost Bearing Interest..........................14
   Section 3.07  Rentals Paid; Leases in Effect.............................14
   Section 3.08  Operation of Mortgaged Property, Etc.......................15
   Section 3.09  Operation By Third Parties.................................15
   Section 3.10  Abandon, Sales.............................................15
   Section 3.11  Instruments and Chattel Paper..............................16
   Section 3.12  Limitations  on  Modifications,  Waivers,  Extensions of
                 Agreements Giving Rise to Accounts.........................16
   Section 3.13  Insurance..................................................16
   Section 3.14  Further Identification of Collateral.......................16
   Section 3.15  Failure to Perform.........................................17

ARTICLE IV Rights and Remedies..............................................17

   Section 4.01  Event of Default...........................................17
   Section 4.02  Foreclosure by Advertisement and Sale......................17
   Section 4.03  Collections on Accounts, Etc...............................20
   Section 4.04  Proceeds...................................................21

   Section 4.05  Agents.....................................................21
   Section 4.06  Judicial Foreclosure; Receivership.........................21
   Section 4.07  Foreclosure for Installments...............................22
   Section 4.08  Separate Sales.............................................22
   Section 4.09  Possession of Mortgaged Property and Collateral............23
   Section 4.10  Remedies Cumulative, Concurrent and Nonexclusive...........23
   Section 4.11  No Release of Obligations..................................23
   Section 4.12  No Impairment of Security..................................24
   Section 4.13  Release of and Resort to Collateral........................24
   Section 4.14  Waiver of Redemption,  Notice and Marshalling of Assets,
                 Etc........................................................24
   Section 4.15  Discontinuance of Proceedings..............................25
   Section 4.16  Application of Proceeds....................................25
   Section 4.17  Resignation of Operator....................................25
   Section 4.18  Indemnity..................................................25
   Section 4.19  Secured Party Not "Secured Party-In-Possession"............26

ARTICLE V Attorney-in-Fact..................................................26

   Section 5.01  Secured Party Attorney-In-Fact.............................26

ARTICLE VI Miscellaneous....................................................27

   Section 6.01  Instrument Construed as Mortgage, Etc; Perpetuities........27
   Section 6.02  Release of Mortgage........................................27
   Section 6.03  Severability...............................................27
   Section 6.04  Partial Releases...........................................27
   Section 6.05  Successors and Assigns of Parties..........................27
   Section 6.06  Satisfaction of Prior Encumbrance..........................27
   Section 6.07  Subrogation of Secured Party...............................28
   Section 6.08  Nature of Covenants........................................28
   Section 6.09  Notices....................................................28
   Section 6.10  Counterparts...............................................28
   Section 6.11  Governing Law..............................................28
   Section 6.12  Exculpation Provisions.....................................29
   Section 6.13  Terms Generally; Rules of Construction.....................29
   Section 6.14  Recording..................................................30
   Section 6.15  Application of Payments to Certain Obligations.............30
   Section 6.16  Financing Statement; Fixture Filing........................30



  Exhibit A.      Hydrocarbon Property

       THIRD AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING
                                    STATEMENT


     This THIRD AMENDED AND RESTATED DEED OF TRUST, MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Agreement") dated as of June 3, 2014 (the "Effective Date") is from SYNERGY RESOURCES CORPORATION, a Colorado corporation ("Borrower"), and to the Public Trustee of Weld County, Colorado (the "Weld Trustee") and to the Public Trustee of Boulder County, Colorado (the "Boulder Trustee" and together with the Weld Trustee, the "Trustees" and each "Trustee") and to and for the benefit of COMMUNITY BANKS OF COLORADO, a division of NBH Bank, N.A., as Collateral Agent ("Secured Party"), for the benefit of itself and the Secured Creditors (as defined below).

                               R E C I T A L S:

     A. Borrower and Community Banks of Colorado formerly known as Bank of Choice, a division of Bank Midwest, N.A. (in its capacity as lender under the Existing Credit Agreement, the "Predecessor Lender"), previously entered into that certain Loan Agreement effective November 30, 2011, as amended by that Amendment #1 to Loan Agreement, dated as of April 23, 2012 and by that Amendment #2 to Loan Agreement, dated as of October 18, 2012 (as amended, supplemented and modified prior to the date of this Agreement, the "Predecessor Credit Agreement"), pursuant to which the Predecessor Lender made loans and other extensions of credit to Borrower.

     B. The indebtedness, obligations and liabilities of Borrower arising under the Predecessor Credit Agreement and the other Loan Documents (solely in this instance, as defined in the Predecessor Credit Agreement) (the "Predecessor Obligations"), were secured by, among other things, that certain Deed of Trust, Mortgage, Security Agreement, Financing Statement and Fixture Filing, dated as of November 30, 2011, as amended by that Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of April 23, 2012 and by that Amendment of Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 18, 2012 (as amended before the date of this Agreement, the "Predecessor Mortgage"), by which Borrower granted liens on and security interests in certain properties to the Predecessor Lender, including the Collateral (defined below).

     C. Borrower, the Lenders (as defined in the Credit Agreement), and Community Banks of Colorado, in its capacity as administrative agent (the "Administrative Agent"), amended and restated the Predecessor Credit Agreement as of November 28, 2012 (such agreement, the "Existing Credit Agreement") which amended and restated in its entirety the Predecessor Credit Agreement to provide, among other things: the appointment of Administrative Agent as administrative agent, the refinancing of the Predecessor Credit Agreement, and for the extension of credit for general corporate purposes of Borrower, including, without limitation, working capital and capital expenditures related to the acquisition, development and production of oil and gas properties.

     D. The Existing Credit Agreement has been amended by that First Amendment, dated as of February 12, 2012, that Second Amendment, dated as of June 28, 2013, that Third Amendment dated as of December 20, 2013 and that Fourth Amendment, dated as of June 3, 2014 (the "Fourth Amendment"; and the Existing Credit Agreement, as modified, amended, supplemented or restated from time to time, the "Credit Agreement"). The indebtedness, obligations and liabilities of Borrower arising under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) shall be referred to as the "Existing Obligations".

E. Effective as of November 28, 2012, the parties hereto acknowledge and agree that (a) the Predecessor Mortgage was amended and restated as set forth in that Amended and Restated Deed of Trust, Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated as of November 28, 2012, and recorded in the office of the clerk and recorder for (i) Weld County, Colorado, on December 3, 2012, at Reception Number 3892604, and
(ii) Boulder County, Colorado, on December 3, 2012, at Reception Number 03271548 (as amended, supplemented, restated or otherwise modified from time to time, the "Existing Mortgage"). The Existing Mortgage was amended by (i) that First Amendment of Amended and Restated Deed of Trust, Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated June 28, 2013, and recorded in the office of the clerk and recorder for Weld County, Colorado, on July 3, 2013, at Reception Number 3945393, and (ii) that Second Amendment of Amended and Restated Deed of Trust, Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement dated December 20, 2013, and recorded in the office of the clerk and recorder for Weld County, Colorado, on January 8, 2014, at Reception Number 3988852 and in the office of the clerk and recorder for Boulder County, Colorado, on January 8, 2014 at Reception Number 03361154 (the "Second Amendment"). In connection with the Existing Mortgage, (i) the Predecessor Obligations were not satisfied or extinguished but rather were carried forward as set forth in the Credit Agreement and Notes executed pursuant thereto, (ii) the liens created and evidenced by the Predecessor Mortgage were not released, extinguished or otherwise impaired, but continued to secure the Existing Obligations with the same priority of lien and (iii) Borrower granted liens on and security interests in certain properties to the Administrative Agent, including the Collateral.

     F. Borrower, the Lenders BP Energy Company, the Administrative Agent, and Community Banks of Colorado in its capacity as collateral agent (the "Collateral Agent") for the benefit and on behalf of the Secured Parties (as defined therein) have entered into that Collateral Agency and Intercreditor Agreement, dated as of December 20, 2013 (the "Intercreditor Agreement").

     G. Borrower and certain Secured Hedging Counterparties have or may enter into certain Secured Hedging Agreements (collectively, the "Secured Hedging Agreements"). The Credit Agreement, the Secured Hedging Agreements and the other Loan Documents are collectively referred to herein as the "Secured Transaction Documents").

     H. Secured Party and the other Secured Creditors have conditioned their obligations under the Secured Transaction Documents upon the execution and delivery by Borrower of this Agreement, and Borrower has agreed to enter into this Agreement to secure the Obligations as defined herein.

     I. Effective as of the date hereof, the parties hereto acknowledge and agree that (a) the Existing Mortgage is being amended and restated as set forth in this Agreement, (b) the Existing Obligations are not being satisfied or extinguished but rather are being carried forward as set forth in the Credit Agreement and Notes executed thereto, and (c) the liens created and evidenced by the Existing Mortgage shall not be released, extinguished or otherwise impaired, but shall continue to secure such carried forward indebtedness and obligations with the same priority of lien.

     J. In connection with Secured Party's appointment as collateral agent contemporaneous with the Second Amendment and under the Intercreditor Agreement, the Administrative Agent agreed to assign all liens and security interests securing the payment of the Existing Obligations, including, without limitation, the Existing Mortgage, to Secured Party in its capacity as Collateral Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors.

     K. In furtherance of the foregoing, (a) the Lenders, the Administrative Agent Secured Party and Borrower desire acknowledge and agree to the assignment of record of all right, title and interest of the Administrative Agent in, to and under the Existing Mortgage, to Secured Party in its capacity as Collateral Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors, and (b) Secured Party and Borrower acknowledge and agree that certain of the rights and obligations of the Administrative Agent under the Existing Mortgage have been assigned to Secured Party in its capacity as Collateral Agent for the ratable benefit of each Lender (as provided in the Credit Agreement) and the other Secured Creditors and the inclusion of certain properties as additional Mortgaged Property to secure the payment and performance of the Obligations (as defined below), including, without limitation, the obligations and indebtedness otherwise described in the Existing Mortgage and the Credit Agreement.

     L. Now, therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby agrees with Secured Party as follows:

                                   ARTICLE I
                      Grant of Lien and Obligations Secured

     Section 1.01 Grant of Liens. To secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined herein) and the performance of the covenants and obligations herein contained, Borrower does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, TRANSFER and CONVEY unto Secured Party, WITH POWER OF SALE and right of entry and possession for the use and benefit of Secured Party and the Secured Creditors, the real and personal property, rights, titles, interests and estates described in Section 1.01(a) through (h) (collectively called the "Mortgaged Property"):

          (a) All rights, titles, interests and estates now owned or hereafter acquired by Borrower (including all royalty, net revenue and working interests) in and to (1) the oil and gas leases and/or oil, gas, other liquid or gaseous hydrocarbon leases, and other mineral leases and other interests and estates and lands and premises covered or affected thereby which are described on Exhibit A hereto (the "Subject Leases"), and (2) the wells (whether oil, gas or otherwise) identified on Exhibit A (the "Subject Wells") together with all lands that are located within the Spacing Unit (as defined below) for each Subject Well (all such rights, titles and estates described in this clause (a) being collectively referred to as the "Hydrocarbon Property").

          (b) All rights, titles, interests and estates now owned or hereafter acquired by Borrower in and to (1) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (2) all presently existing or future unitization, communitization, spacing, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any federal, state or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which pertain to all or any portion of the Hydrocarbon Property; (3) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, water use agreements, CO2 purchase agreements, transportation agreements, equipment leases and other agreements but only to the extent they specifically relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property or to the production, sale, purchase, exchange, processing, injection, extraction, handling, storage, transporting or marketing of the Hydrocarbons (as hereinafter defined) from or attributable to such Hydrocarbon Property or interests; (4) all geological, geophysical, engineering, accounting, title, legal and other technical or business data concerning the Hydrocarbon Property, which are in the possession of Borrower or in which Borrower can grant a security interest, and all books, files, records, magnetic media, computer records and other forms of recording or obtaining access to such data; and (5) the Hydrocarbon Property even though Borrower's interests therein be incorrectly described or a description of a part or all of such Hydrocarbon Property or Borrower's interests therein be omitted; it being intended by Borrower and Secured Party herein to cover and affect hereby all interests which Borrower may now own or may hereafter acquire in and to the Hydrocarbon Property.

          (c) All of Borrower's rights, titles and interests in and to all easements, rights-of-way, or similar property interests or surface rights related to the Subject Leases or the Spacing Units associated with the Subject Wells, and all related licenses and permits, together with all present and future rights, titles, easements and estates now owned or hereafter acquired by Borrower under or in connection with such interests (all of which properties described in this Section 1.01(c) are referred to collectively as the "Surface Rights").

          (d) All rights, titles, interests and estates now owned or hereafter acquired by Borrower in and to all oil, gas, casinghead gas, drip gas, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom (collectively called the "Hydrocarbons"), in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands spaced, pooled or unitized therewith and Borrower's interests therein, including Borrower's interests in all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands spaced, pooled or unitized therewith and Borrower's interests therein which are subjected to the Liens and security interests of this Agreement and including specifically all Liens and security interests in such Hydrocarbons securing payment of proceeds resulting from the sale of Hydrocarbons.

          (e) All tenements, hereditaments, appurtenances and properties in any way appertaining, belonging, affixed or incidental to the Hydrocarbon
     Property and the Surface Rights, rights, titles, interests and estates described or referred to in Section 1.01(a) through (c), which are now owned or which may hereafter be acquired by Borrower, including any and all property, real or personal, immovable or movable, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith and the Surface Rights (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including Borrower's interest (if any) in any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, steam generation facilities, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

          (f) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Lien and security interest hereof by Borrower or by anyone on Borrower's behalf; and Secured Party is hereby authorized to receive the same at any time as additional security hereunder.

          (g) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Borrower in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Liens to which any of the Hydrocarbon Property rights, titles, interests or estates are subject; all rights of Borrower to Liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Borrower in and to the Hydrocarbon Property rights, titles, interests or estates.

          (h) All property of every kind and character which Borrower has or at any time hereafter acquires, whether real or personal property, tangible or intangible, or mixed, all other interests of every kind and character in and to the types and items of property and interests described in used or useful in connection with the Hydrocarbon Properties, and the proceeds and products of all of the foregoing, whether now owned or hereafter acquired, including, without limitation:

               (i) All present and future personal property which is used or useful in connection with the Hydrocarbon Property;

               (ii) All present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the property and interests described above;

               (iii) All present and future As-extracted collateral, Accounts, Goods, Equipment, Inventory, contract rights, General Intangibles (including, without limitation, rights in and under any hedging agreements), Chattel Paper, Documents, Instruments, Fixtures, Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing), all books and records pertaining to the Hydrocarbon Property, Deposit Accounts (other than payroll, withholding tax and other fiduciary Deposit Accounts), Commodity Accounts, Hydrocarbons, cash and noncash Proceeds, and other rights and other Supporting Obligations arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds or unearned insurance premiums payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other person or entity with respect to, all or any part of the Hydrocarbons or the Hydrocarbon Property;

     TO HAVE AND TO HOLD the Mortgaged Property unto Secured Party and its successors and assigns, for the use and benefit of the Secured Creditors, to secure the payment of the Obligations and to secure the performance of the covenants, agreements, and obligations of Borrower herein contained.

     Notwithstanding any provision in this Deed of Trust to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of "Mortgaged Property" and no Building or Manufactured (Mobile) Home is hereby encumbered by this Deed of Trust.

     Any fractions or percentages specified on Exhibit A hereto in referring to Borrower's interests are solely for purposes of the warranties made by Borrower pursuant to ARTICLE III hereof and shall in no manner limit the quantum of interest affected by this Section 1.01 with respect to any Hydrocarbon Property or with respect to any unit or well identified on such Schedules.

     Section 1.02 Grant of Security Interest. Without limitation of the foregoing grants, to secure the Obligations, Borrower hereby grants to Secured Party a security interest in and to all of Borrower's right, title and interest in and to that portion of the Mortgaged Property consisting of property for which a security interest may be granted under Article 9 of the Uniform Commercial Code (including, without limitation, personal property and fixtures), now owned or at any time hereafter acquired by Borrower or in which Borrower now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence (collectively, the "Collateral") as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     Section 1.03 Real Property in Weld County Colorado. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, and the matters hereinafter set forth, Borrower hereby irrevocably grants bargains, sells assigns, transfers and conveys to the Weld Trustee, with POWER OF SALE, for the benefit of Secured Party, and to Secured Party, with POWER OF SALE, that part of the Mortgaged Property that is real property located in Weld County, Colorado (including any fixtures that are real property under applicable state law); TO HAVE AND TO HOLD all of the Mortgaged Property that is real property located in Weld County, Colorado (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to the Weld Trustee and its successors and assigns, forever IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns and to Secured Party and its successors and assigns, subject to the terms, conditions, covenants, agreements and trusts herein set forth.

     Section 1.04 Real Property in Boulder County Colorado. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower, and the matters hereinafter set forth, Borrower hereby irrevocably grants bargains, sells assigns, transfers and conveys to the Boulder Trustee, with POWER OF SALE, for the benefit of Secured Party, and to Secured Party, with POWER OF SALE, that part of the Mortgaged Property that is real property located in Boulder County, Colorado (including any fixtures that are real property under applicable state law); TO HAVE AND TO HOLD all of the Mortgaged Property that is real property located in Boulder County, Colorado (including any fixtures that are real property under applicable state law), together with all of the rights, privileges, benefits, hereditaments and appurtenances in any way belonging, incidental or pertaining thereto, to the Boulder Trustee and its successors and assigns, forever IN TRUST, NEVERTHELESS, for the security and benefit of Secured Party and its successors and assigns and to Secured Party and its successors and assigns, subject to the terms, conditions, covenants, agreements and trusts herein set forth.

     Section 1.05 Obligations Secured.  This Agreement is executed and delivered
by   Borrower  to  secure  and  enforce   the   following   (collectively,   the
"Obligations"):

          (a) All Indebtedness, obligations and liabilities, whether now in existence or hereafter arising, whether by acceleration or otherwise, of Borrower, arising out of or under the Credit Agreement and each other Loan Document to which Borrower is a party, including, without limitation all Indebtedness evidenced by all promissory notes executed by Borrower pursuant to the Credit Agreement and all notes given in substitution for the foregoing promissory notes, or in modification, renewal or extension thereof, in whole or in part (such promissory notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal, rearrangement or extension thereof, in whole or in part, being hereafter collectively called the "Notes"), together with interest, collection fees and attorneys' fees, all as provided in the Credit Agreement and the Loan Documents, whether such Notes are held by the original payees thereunder or by any assignee or successor of any of said initial payees.

          (b) All Indebtedness, obligations and liabilities, whether now in existence or hereafter arising, whether by acceleration or otherwise, in respect of all Letters of Credit issued pursuant to the Credit Agreement and all reimbursement obligations in respect thereof;

          (c) All additional loans or advances made by the Lenders to or for the benefit of Borrower pursuant to the Credit Agreement or any other Loan Document (it being contemplated that the Lenders may lend additional sums to Borrower pursuant to the Credit Agreement from time to time, and Borrower agrees that any such additional loans shall be secured by this Agreement).

          (d) All Indebtedness, obligations and liabilities of Borrower under any Secured Hedging Agreement (including, without limitation, any amounts payable in respect of a liquidation of, an acceleration of obligations under, or an early termination of, such Secured Hedging Agreement, and any unpaid amounts owing in respect thereof), but excluding any additional transactions or confirmations entered into after any Secured Hedging
     Counterparty to whom such obligations are owed ceases to be a Secured Hedging Counterparty.

          (e) Any sums which may be advanced or paid by Secured Party or the Lenders under the terms hereof or of the Credit Agreement or other Loan Documents on account of the failure of Borrower to comply with the covenants of Borrower contained herein, or the failure of Borrower to comply with the covenants of Borrower contained in the Credit Agreement or any other Loan Documents; and all other indebtedness of Borrower to the Secured Creditors arising pursuant to the provisions of this Agreement, including penalties, indemnities, reasonable legal and other fees, charges and expenses, and amounts advanced and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise.

          (f) All interest (including, without limitation, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) in respect of all of the Obligations described in this Section 1.05 and all costs of collection and reasonable attorneys' fees, all as provided herein and in the other Loan Documents.

          (g) Punctual performance when due of all present and future obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired, of Borrower under any Security Instruments or this Agreement to Secured Party or any other Secured Creditor.

          (h) To the extent not otherwise included, payment and performance of all Indebtedness.

          (i)  All  renewals,   extensions,   amendments   and  changes  of,  or
     substitutions or replacements for, all or any part of the Obligations described under paragraphs (a) through (h) in this Section 1.05.

     Section 1.06 Fixture Filing, As-extracted Collateral, Etc. Without in any manner limiting the generality of any of the other provisions of this Agreement:
(i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on any Exhibit attached hereto; (ii) the security interests created hereby under applicable provisions of the Uniform Commercial Code will attach to the Hydrocarbons as and when they constitute As-extracted collateral, or the Accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein; (iii) this Agreement is to be filed of record in the real estate records of the County in which the Mortgaged Property is located as a financing statement and a fixture filing; and (iv) Borrower is the record owner of the real estate or interests in the real estate comprising the Mortgaged Property. A carbon, photographic, facsimile or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement for any of the purposes referred to in this Section 1.06.

     Section 1.07 Pro Rata Benefit. This Agreement is executed and granted for the pro rata benefit and security of the Secured Party, the other Secured Creditors, and any and all future holders of an interest in the Obligations and the interest thereon for so long as same remain unpaid and thereafter for so long as any Secured Creditor (or any Affiliate) has any obligations under the Credit Agreement or any other Loan Documents to lend money or issue Letters of Credit in favor of Borrower or has any obligations under any Secured Hedging Agreements (including those described in Section 1.05) or until the Liens hereby created are released by Secured Party or such other Secured Creditor; it being understood and agreed that possession of any Notes at any time by Borrower shall not by itself extinguish the Obligations, such Notes or this Agreement securing payment thereof, and Borrower shall have the right to issue and reissue any of the Notes from time to time as convenience may require, without in any manner extinguishing or affecting the Obligations, the obligations under any of the Notes, or the security of this Agreement.

     Section 1.08 Defined Terms. Each capitalized term used in this Agreement and not defined in this Agreement shall have the meaning assigned such term in the Credit Agreement, and if not therein defined, such capitalized term shall have the meaning assigned such term in the Uniform Commercial Code. Terms used herein that are defined in the Uniform Commercial Code shall have the same meaning in this Agreement. As used herein, "Uniform Commercial Code" means the Uniform Commercial Code presently in effect in the State of Colorado, as the same may be amended from time to time, and any successor statute thereto, except to the extent that the Uniform Commercial Code of some other jurisdiction applies mandatorily.

     Section 1.09 Certain Definitions. For all purposes of this Agreement, the following term shall have the meaning set forth below:

            "Flood Insurance Regulations" means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC ss. 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

            "Secured Creditors" means the Administrative Agent, the Collateral Agent, the Lenders and any Secured Hedging Counterparty.

            "Spacing Unit" means the drilling unit established for each Subject Well prior to the commencement of drilling operations, which drilling unit shall comply with any applicable rules and regulations of the Colorado Oil and Gas Conservation Commission and the relevant operating agreement.

                                   ARTICLE II
                      Assignment of As-Extracted Collateral

     Section 2.01 Assignment.

          (a) As security for payment and performance of the Obligations, Borrower does hereby absolutely and unconditionally assign, transfer, convey and grant a security interest unto Secured Party, its successors and assigns (for the benefit of Secured Party and the other Secured Creditors), in and to:

               (i) all of its As-extracted collateral located in or relating to any Hydrocarbon Property located in any county where this Agreement is filed, including all As-extracted collateral relating to the Hydrocarbon Property, the Hydrocarbons and all products obtained or processed therefrom;

               (ii) the revenues and proceeds now and hereafter attributable to such Hydrocarbon Property, including the Hydrocarbons, and said products and all payments in lieu, such as "take or pay" payments or settlements; and

               (iii) all amounts and proceeds hereafter payable to or to become payable to Borrower or now or hereafter relating to any part of the subject interests described in (i) and (ii) above, and all amounts, sums, monies, revenues and income which become payable to Borrower from, or with respect to, any of the Mortgaged Property, present or future, now or hereafter constituting a part of the Mortgaged Property.

          (b) Following the occurrence and during the continuation of an Event of Default, Borrower agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Secured Party in order to have said proceeds and revenues so paid to Secured Party. In addition to any and all rights of a secured party under Sections 9-607 and 9-609 of the Uniform Commercial Code, following the occurrence and during the continuation of an Event of Default, Secured Party is fully authorized to receive said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Borrower or Secured Party for the account of Borrower received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Obligations; and to execute transfer and division orders in the name of Borrower, or otherwise, with warranties binding Borrower. During the continuation of an Event of Default, all proceeds received by Secured Party pursuant to this grant and assignment shall be at Secured Party's sole discretion either remitted to Borrower or applied as provided in the Credit Agreement and the Intercreditor Agreement. Secured Party shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but, following the occurrence and during the continuation of an Event of Default, Secured Party shall have the right, at its election, in the name of Borrower or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Secured Party in order to collect such funds and to protect the interests of Secured Party, and/or Borrower, with all costs, expenses and reasonable attorneys' fees incurred in connection therewith being paid by Borrower. Borrower hereby appoints Secured Party as its attorney-in-fact to pursue any and all rights of Borrower to Liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Secured Party in Section 1.01 of this Agreement, Borrower hereby further transfers and assigns to Secured Party any and all such Liens, security interests, financing statements or similar interests of Borrower attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by any statutory provision, judicial decision or otherwise. The power of attorney granted to Secured Party in this Section 2.01, being coupled with an interest, shall be irrevocable so long as the Obligations or any part thereof remains unpaid. Until such time as an Event of Default has occurred and is continuing, Secured Party hereby grants to Borrower a license to sell such Hydrocarbons and receive proceeds from the sale of Hydrocarbons, which license shall automatically terminate upon such Event of Default and for so long as the same continues.

     Section 2.02 No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of Borrower to make prompt payment of all principal and interest owing on the Obligations when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Obligations. Nothing in this ARTICLE II is intended to be an acceptance of collateral in satisfaction of the Obligations.

     Section 2.03 Rights of Producers. As security for payment and performance of the Obligations, Borrower hereby grants, sells, assigns, sets over and mortgages unto Secured Party during the term hereof, all of Borrower's rights and interests (if any) pursuant to any provision of applicable law granting producers of oil and gas a lien on the oil and gas produced by them and on the resulting accounts receivable, hereby vesting in Secured Party all of Borrower's rights as an interest owner to the continuing security interest in and lien upon the Mortgaged Property.

                                  ARTICLE III
                    Representations, Warranties and Covenants

     Borrower hereby represents, warrants and covenants as follows:

     Section 3.01 Title. To the extent of the undivided interests specified on any Exhibit attached hereto, Borrower has good and defensible title to, or a valid and enforceable leasehold interest in, all the real property included in the Mortgaged Property, and good title to, or a valid leasehold interest in, all personal property included in the Mortgaged Property. The Mortgaged Property is free of any and all Liens except Liens allowed by the Credit Agreement, if any. Borrower is the legal and beneficial owner of the Collateral free and clear of any and all Liens except Liens allowed in the Credit Agreement, if any. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of Secured Party, for its benefit and the ratable benefit of the Secured Creditors, pursuant to this Agreement, the Security Instruments or as are filed to secure Liens permitted by the Credit Agreement.

     Section 3.02 Perfected Liens; Defend Title; Further Assurances.

          (a) This Agreement is, and during the term hereof will be kept, a direct first priority Lien and security interest upon the real and personal property presently constituting the Mortgaged Property. The security interests granted in the Collateral pursuant to this Agreement upon the filing of financing statements in the appropriate offices in the appropriate jurisdictions (which filings have been delivered to Secured Party in completed form) will constitute valid perfected security interests in all of the Collateral in favor of Secured Party, for the ratable benefit of the Secured Creditors, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of Borrower and any Persons purporting to purchase any Collateral from Borrower (to the extent provided in the Uniform Commercial Code) and are prior to all other Liens on the Collateral in existence on the date hereof except for Liens that have priority claim on the Collateral by operation of law.

          (b) Borrower will not create or suffer to be created or permit to exist any Lien, security interest or charge prior to or on a parity with the Lien and security interest of this Agreement upon the Mortgaged Property or the Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than as contemplated by or permitted under the Credit Agreement to exist, to the extent contemplated by the terms thereof. Borrower will not create or suffer to be created or permit to exist any Lien, security interest or charge junior to the Lien and security interest of this Agreement upon the Mortgaged Property or the Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than as contemplated by the Credit Agreement.

          (c)  Borrower  will  warrant  and  defend  the title to the  Mortgaged
     Property and the Collateral against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby so long as any of the Obligations secured hereby remains unpaid. Should an adverse claim (other than as contemplated by this Section 3.02) be made against or a cloud develop upon the title which materially affects part of the Mortgaged Property or the Collateral, Borrower agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Borrower's cost and expense, and Borrower further agrees that Secured Party may (following notice to Borrower and failure of Borrower to cure (or diligently contest) such claim or cloud within thirty
     (30) days of such notice, unless sooner action is required in order to preserve the value of the collateral) take such other action as it deems advisable to protect and preserve the interests of the Secured Creditors in the Mortgaged Property and the Collateral, and in such event Borrower will indemnify Secured Party against any and all costs, reasonable attorney's fees and other expenses which Secured Party may incur in defending against any such adverse claim or taking action to remove any such cloud.

          Section 3.03 Further Assurances.

          (a) At any time and from time to time, upon the request of Secured Party or any Secured Creditor, and at the sole expense of Borrower, Borrower will promptly and duly give, execute, deliver, indorse, file or record any and all financing statements, continuation statements, amendments, notices (including, without limitation, notifications to financial institutions and any other Person), contracts, agreements, assignments, certificates, stock powers or other instruments, obtain any and all governmental approvals and consents and take or cause to be taken any and all steps or acts that may be necessary or as Secured Party or any Secured Creditor may reasonably request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable Secured Party or any other Secured Creditor to enforce its rights, remedies, powers and privileges under this Agreement and any other Loan Document with respect to such Liens or to otherwise obtain or preserve the full benefits of this Agreement and the rights, powers and privileges herein granted.

          (b) Without limiting the obligations of Borrower under Section 3.03(a) or under any other provision of this Agreement, upon the request of Secured Party, Borrower shall take or cause to be taken all actions (other than any actions required to be taken by Secured Party) requested by Secured Party to cause Secured Party to (i) have "control" (within the meaning of Sections 9-104, 9-105, 9-106 and 9-107 of the Uniform Commercial Code) over any Mortgaged Property or Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, including, without limitation, executing and delivering any agreements, in form and substance satisfactory to Secured Party, with securities intermediaries, issuers or other Persons in order to establish "control", and Borrower shall promptly notify Secured Party of Borrower's acquisition of any such Collateral, (ii) with respect to Collateral other than Goods covered by a Document in the possession of a Person other than Borrower or Secured Party, Borrower shall obtain written acknowledgment that such Person holds possession subject to Secured Party's rights under this Agreement; and (iii) with respect to any Collateral constituting Goods that are in the possession of a bailee, Borrower shall provide prompt notice to Secured Party of any such Collateral then in the possession of such bailee, and Borrower shall take or cause to be taken all actions (other than any actions required to be taken by Secured Party) necessary or requested by Secured Party to cause Secured Party to have a perfected security interest in such Mortgaged Property or Collateral under applicable law.

          (c) This Section 3.03 and the obligations  imposed on Borrower by this
     Section 3.03 shall be interpreted as broadly as possible in favor of Secured Party and the Secured Creditors in order to effectuate the purpose and intent of this Agreement.

     Section 3.04 Not a Foreign Person. Borrower is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e., Borrower is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 3.05 Power to Create Lien and Security. Borrower has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a security interest in all of the Mortgaged Property and the Collateral in the manner and form herein provided and without obtaining the authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever.

     Section 3.06 Revenue and Cost Bearing Interest. Borrower's ownership of the Hydrocarbon Property and the undivided interests therein as specified on any Exhibit attached hereto will, after giving full effect to all Liens allowed by the Credit Agreement, if any, afford Borrower not less than those net interests (expressed as a fraction, percentage or decimal) in the production from or which is allocated to such Hydrocarbon Property specified as Net Revenue Interest on any Exhibit attached hereto and will cause Borrower to bear not more than that portion (expressed as a fraction, percentage or decimal), specified as Working Interest on any Exhibit attached hereto, of the costs of drilling, developing and operating the units identified on any Exhibit attached hereto, except to the extent of any proportionate corresponding increase in the Net Revenue Interest.

     Section 3.07 Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising a part of the Hydrocarbon Property have been duly paid or provided for and, to Borrower's knowledge, all leases or subleases comprising a part of the Hydrocarbon Property are in full force and effect.

     Section 3.08 Operation of Mortgaged Property, Etc. Except with respect to those which Borrower elects to allow to expire in the ordinary course of business, Borrower will promptly pay and discharge all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or affecting Borrower's interests in the Mortgaged Property, and will do all other things necessary to keep unimpaired Borrower's rights with respect thereto and prevent any forfeiture thereof or default thereunder. To Borrower's knowledge, the Mortgaged Property (and any properties unitized therewith) has been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Property and other contracts and agreements forming a part of the Mortgaged Property, except where the failure to so maintain, operate or develop would not have a Material Adverse Effect on Borrower. Borrower will operate the Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which such Mortgaged Property is situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of such Mortgaged Property and the production and sale of Hydrocarbons therefrom. In the case of any Mortgaged Property for which Borrower is the operator, Borrower will or will cause to be done such development work as may be reasonably necessary to the prudent and economical operation of such Mortgaged Property in accordance with the most approved practices of operators in the industry, including all to be done that may be appropriate to protect from diminution the productive capacity of such Mortgaged Property and each producing well thereon including, without limitation, cleaning out and reconditioning each well from time to time, plugging and completing at a different level each such well, drilling a substitute well to conform to changed spacing regulations and to protect such Mortgaged Property against drainage whenever and as often as is necessary.

     Section 3.09 Operation By Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which may be operated by a party or parties other than Borrower or its Affiliates, and with respect to all or any such interests and properties which may be operated by parties other than Borrower or its Affiliates, Borrower's covenants as expressed in this ARTICLE III are modified as follows: to the extent Borrower has Knowledge of noncompliance, Borrower shall use its commercially reasonable efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties (to the extent required by the operating or other agreements to which they are subject).

     Section 3.10 Abandon, Sales. Borrower will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property or the Collateral except as permitted by the Credit Agreement or this Agreement.

     Section 3.11 Instruments and Chattel Paper. Borrower shall notify Secured Party promptly after the receipt of any Collateral constituting Instruments or Chattel Paper in which the amount payable thereunder equals or exceeds $100,000. At the request of Secured Party, Borrower shall deliver to Secured Party all Collateral constituting Instruments and Tangible Chattel Paper, duly endorsed in a manner satisfactory to Secured Party, to be held as collateral pursuant to this Agreement. Borrower will undertake to assure that no Collateral constituting Chattel Paper or Instruments contains, nor will it hereafter contain, any statement therein to the effect that such Collateral has been assigned to an identified party other than Secured Party, and the grant of a security interest in such Collateral in favor of Secured Party hereunder does not violate the rights of any other Person as a secured party.

     Section 3.12 Limitations on Modifications, Waivers, Extensions of Agreements Giving Rise to Accounts. Except in the ordinary course of business, Borrower will not (a) amend, modify, terminate or waive any provision of any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible in any manner which could reasonably be expected to materially adversely affect the value of such Chattel Paper, Instrument, Payment Intangible or Account as Collateral, or (b) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper, Instrument and each agreement giving rise to an Account or Payment Intangible (other than any right of termination). Borrower shall deliver to Secured Party a copy of each material demand, notice or document received by it relating in any way to any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible.

     Section 3.13 Insurance. In the event of any loss to any Collateral under any insurance policies required to be carried by Borrower pursuant to the Credit Agreement, Secured Party shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Secured Party, in its own discretion, of the Obligations, and any balance remaining shall be subject to the order of Borrower. As and to the extent any such insurance policies cover the Collateral, Secured Party is hereby authorized but not obligated to enforce in its name or in the name of Borrower payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof, and Secured Party is hereby appointed Borrower's agent and attorney-in-fact to endorse any check or draft payable to Borrower in order to collect the proceeds of such insurance. In the event of foreclosure of this Agreement, or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Obligations, all right, title and interest of Borrower in and to such policies then in force concerning the Mortgaged Property and all proceeds payable thereunder with respect to the Mortgaged Property (to the extent permitted by such policies) shall thereupon vest in the purchaser at such foreclosure or Secured Party, as the case may be, or other transferee in the event of such other transfer of title in connection with a foreclosure of the Mortgage.

     Section 3.14 Further Identification of Collateral. Borrower will furnish to Secured Party and the Secured Creditors from time to time, at Borrower's sole cost and expense, statements and schedules further identifying and describing the Mortgaged Property and the Collateral and such other reports in connection with the Mortgaged Property and Collateral as Secured Party may reasonably request, all in reasonable detail.

     Section 3.15 Failure to Perform. Borrower agrees that if Borrower fails to perform any act or to take any action which Borrower is required to perform or take hereunder or pay any money which Borrower is required to pay hereunder, each of Secured Party and the Secured Creditors, in Borrower's name or its or their own name may (upon prior written notice to Borrower), but shall not be obligated to perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by Borrower to Secured Party or such Secured Creditor, as the case may be, and Secured Party or any Secured Creditor, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Borrower to each of Secured Party and the Secured Creditors pursuant to this Agreement shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the Post Default Rate set forth in the Credit Agreement, and all such amounts together with such interest thereon shall be a part of the Obligations described in Section 1.05.

                                   ARTICLE IV
                              Rights and Remedies

     Section 4.01 Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Agreement.

     Section 4.02 Foreclosure by Advertisement and Sale.

          (a) If an Event of Default shall occur and be continuing, Secured Party shall become and be entitled, as of right, without regard to the adequacy of the Mortgaged Property or the Collateral as security for the Obligations hereby secured, to employ counsel to enforce payment of the Obligations secured hereby, to commence and maintain a foreclosure sale by judicial action or by a public trustee's sale to foreclose this Agreement and to sell the Mortgaged Property in accordance with the power of sale granted herein and applicable Colorado law, and exercise such other rights and remedies granted herein, in any other Loan Document or by law and equity, which rights and remedies shall be cumulative and not exclusive. Secured Party may sell the Mortgaged Property either as a whole or in separate parcels, and in such order as it may determine. The purchase price shall be payable in lawful money of the United States at the time of the sale. In exercising the power of sale contained herein, Secured Party may hold one or more sales of all or any portion of the Mortgaged Property by public announcement at the time and place of sale set forth in the notice thereof, and from time to time thereafter may postpone such sale or sales of all or any portion of the Mortgaged Property to the same or separate days by public announcement at such time fixed by the preceding postponement. Any Person, including Secured Party or any Secured Creditor, may purchase at such sale. Secured Party may credit bid at any such sale, and if Secured Party is the successful purchaser, it may apply any of the outstanding Obligations secured hereby in settlement of the purchase price. Secured Party may resort to and realize upon the security hereunder and any other real or personal property security now or hereafter held by Secured Party for the Obligations secured hereby in such order and manner as Secured Party may, in its sole discretion, determine. Any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or nonjudicial proceedings, or both. Nothing contained herein shall be construed so as to limit in any way Secured Party's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Secured Party to have physically present, or to have constructive possession of, the Mortgaged Property (Borrower hereby covenanting and agreeing to deliver to Secured Party any portion of the Mortgaged Property not actually or constructively possessed by Secured Party immediately upon demand by Secured Party) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Secured Party shall contain a special warranty of title, binding upon Borrower and its successors and assigns, (iii) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed,
     (iv) the receipt of Secured Party or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (v) to the fullest extent permitted by law, Borrower shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Borrower, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Borrower, and (vi) to the extent and under such circumstances as are permitted by law, Secured Party may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit (in lieu of a cash payment) the amount of the bid against the amount of the Obligations.

          (b) Upon the happening and during the continuance of any of the Events of Default, Secured Party is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Uniform Commercial Code with respect to the Collateral, or Secured Party may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Agreement in respect of the real property covered hereby. Without limiting the generality of the foregoing, Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Secured Party or any Secured Creditor or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, all in accordance with any requirements of applicable law. Secured Party or any Secured Creditor shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Borrower, which right or equity is hereby waived and released. If an Event of Default shall occur and be continuing, Borrower further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at places which Secured Party shall reasonably select, whether at Borrower's premises or elsewhere. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. Secured Party shall apply the net proceeds of any action taken by it pursuant to this Section 4.02, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party and the Secured Creditors hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with the Credit Agreement, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-615 of the Uniform Commercial Code, need Secured Party account for the surplus, if any, to Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands it may acquire against Secured Party or any Secured Creditor arising out of the exercise by them of any rights hereunder, other than claims, damages or demands resulting from the gross negligence or willful misconduct of Secured Party or any Secured Creditor, as the case may be. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

          (c) If an Event of Default shall occur and be continuing, in the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner. Secured Party may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

          (d) If an Event of Default shall occur and be continuing, Secured Party may proceed as to the Mortgaged Property constituting Collateral in accordance with Secured Party's rights and remedies in respect to the Mortgaged Property or sell the Mortgaged Property constituting Collateral separately and without regard to the remainder of the Mortgaged Property in accordance with Secured Party's rights and remedies provided by this Agreement, the other Loan Documents, the Uniform Commercial Code, as well as other rights and remedies at law or in equity.

          (e) If an Event of Default shall occur and be continuing with respect to the environmental covenants of the Credit Agreement, if any, then Secured Party (and, to the extent necessary or appropriate, the Administrative Agent) may seek a judgment that Borrower has breached its covenants, representations, or warranties in this Agreement or any other covenants, representations, or warranties contained in the Credit Agreement that are deemed to be environmental provisions (each an "Environmental Provision"), by commencing and maintaining an action or actions in any court of competent jurisdiction, whether commenced prior to or after foreclosure of the lien of this Agreement. Secured Party or its agents, representatives, and employees may also seek an injunction to cause Borrower to abate any action being taken by Borrower in violation of any Environmental Provision and may seek the recovery of all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses of Secured Party (collectively, "Environmental Costs") incurred or advanced by Secured Party relating to the cleanup, remedy, or other response action required by any environmental law, or any environmental claim, or which Secured Party believes necessary to protect the Mortgaged Property, in each such case, which Borrower was required, but failed, to perform under applicable law or pursuant to the Loan Documents; provided, however, that Secured Party's recovery hereunder shall be limited to the relevant Environmental Costs that are attributable to Borrower's interest in the relevant Mortgaged Property to which the expenditure relates unless Borrower is the operator of such property. It will be conclusively presumed between Secured Party and Borrower that all Environmental Costs incurred or advanced by Secured Party relating to the cleanup, remedy, or other response action of or to the Mortgaged Property were made by Secured Party in good faith. All Environmental Costs incurred by Secured Party under this Section 4.02(e) (including, without limitation, court costs, reasonable consultant fees, and reasonable attorney fees, whether incurred in litigation and whether before or after judgment) will bear interest at the rate applicable to the Notes from the date of expenditure until those sums have been paid in full. Secured Party will be entitled to bid, at any trustee's or foreclosure sale of the Mortgaged Property, the amount of the costs, expenses, and interest in addition to the amount of other Indebtedness. Secured Party may waive its lien against the Mortgaged Property or any portion of it, including the improvements and the personal Mortgaged Property, to the extent that any of the Mortgaged Property is found to be environmentally impaired, and to exercise all rights and remedies of an unsecured creditor against Borrower and all of Borrower's assets and property for the recovery of any deficiency and Environmental Costs, including, but not limited to, seeking an attachment order.

     Section 4.03 Collections on Accounts, Etc. Secured Party hereby authorizes Borrower to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles, and Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. Upon the request of Secured Party at any time after the occurrence and during the continuance of an Event of Default, Borrower shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to Secured Party, for its benefit and the ratable benefit of the Secured Creditors, and that payments in respect thereof shall be made directly to Secured Party. Following the occurrence of an Event of Default, Secured Party may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

     Section 4.04 Proceeds. If required by Secured Party at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by Borrower, and any other cash or non-cash Proceeds received by Borrower upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two Business Days) deposited by Borrower in the exact form received, duly indorsed by Borrower to Secured Party if required, in a special collateral account maintained by Secured Party, subject to withdrawal by Secured Party, for its benefit and the ratable benefit of the Secured Creditors, only, as hereinafter provided, and, until so turned over, shall be held by Borrower in trust for Secured Party, for its benefit and the ratable benefit of the Secured Creditors, segregated from other funds of Borrower. All Proceeds from the disposition of Collateral (including, without limitation, Proceeds constituting collections of Accounts, Chattel Paper, Instruments) while held by Secured Party (or by Borrower in trust for Secured Party, for its benefit and the ratable benefit of the Secured Creditors) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. If an Event of Default shall have occurred and be continuing, at any time at Secured Party's election, Secured Party shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as Secured Party may elect, and any part of such funds which Secured Party elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by Secured Party to Borrower or to whomsoever may be lawfully entitled to receive the same.

     Section 4.05 Agents. Secured Party or its successor or assigns may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including, without limitation, the posting of notices and the conduct of sale, but in the name and on behalf of Secured Party or its successor or substitute, as applicable. If Secured Party or its successors or assigns shall have given notice of sale hereunder, any successor or substitute to such Person thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute conducting the sale.

     Section 4.06 Judicial Foreclosure; Receivership. If an Event of Default shall occur and be continuing, Secured Party shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or by any foreclosure hereunder or for the sale of the Mortgaged Property or the Collateral under the judgment or decree of any court or courts of competent jurisdiction, or by the ex parte appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property or the Collateral under the order of a court or courts of competent jurisdiction or under executory or other legal process, or by the enforcement of any other appropriate legal or equitable remedy. Any money advanced by Secured Party in connection with any such receivership shall be a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party and shall bear interest from the date of making such advance by Secured Party until paid at the post default rate set forth in the Credit Agreement. In addition, Borrower agrees that, upon the occurrence and during the continuance of an Event of Default, Secured Party shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the Obligations, and Borrower does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Secured Party and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Secured Party under ARTICLE II hereof. Borrower expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Secured Party or any other Secured Creditor of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Secured Party or any other Secured Creditor in connection with any such receivership shall be a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party or such Secured Creditor and shall bear interest from the date of making such advancement by Secured Party or such Secured Creditor until paid, at the Post Default Rate set forth in the Credit Agreement.

     Section 4.07 Foreclosure for Installments. If an Event of Default shall occur and be continuing, Secured Party shall also have the option to proceed with foreclosure in satisfaction of any installments of the Obligations which have not been paid when due either through the courts or by proceeding with foreclosure in satisfaction of the matured but unpaid portion of the Obligations as if under a full foreclosure, conducting the sale as herein provided as to a portion of the Mortgaged Property and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Obligations, and any such sale shall not in any manner affect the unmatured portion of the Obligations, but as to such unmatured portion of the Obligations this Agreement shall remain in full force and effect as to any Mortgaged Property that was not sold just as though no sale had been made hereunder. It is further agreed that several sales of a portion of the Mortgaged Property may be made hereunder without exhausting the right of sale for any unmatured part of the Obligations, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Obligations without exhausting the power to foreclose and sell the remainder of the Mortgaged Property for any subsequently maturing portion of the Obligations.

     Section 4.08 Separate Sales. The Mortgaged Property may be sold in one or more parcels and to the extent permitted by applicable law in such manner and order as Secured Party, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 4.09 Possession of Mortgaged Property and Collateral. Borrower agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Secured Party shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property or the Collateral in the possession of Borrower, its successors or assigns, or its agents or servants, and may exclude Borrower, its successors or assigns, and all Persons claiming under Borrower, and its agents or servants wholly or partly therefrom; and, holding the same, Secured Party may use, administer, manage, operate and control the Mortgaged Property or the Collateral and conduct the business thereof to the same extent as Borrower, its successors or assigns, might at the time do and may exercise all rights and powers of Borrower, in the name, place and stead of Borrower, or otherwise as Secured Party shall deem best. All reasonable and customary costs, expenses and liabilities incurred by Secured Party in administering, managing, operating, and controlling the Mortgaged Property or the Collateral shall constitute a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Secured Party and shall bear interest from date of expenditure until paid at the Post Default Rate set forth in the Credit Agreement, all of which shall constitute a portion of the Obligations and shall be secured by this Agreement and all other Security Instruments.

     Section 4.10 Remedies Cumulative, Concurrent and Nonexclusive. Each and every right, power, privilege and remedy shall be cumulative and in addition to
(i) those granted to Secured Party or any Secured Creditor under this Agreement, any other Loan Document and in any other instrument or agreement securing, evidencing or relating to the Obligations, (ii) all rights, remedies, powers and privileges of a secured party under the applicable Uniform Commercial Code (whether the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers or privileges are asserted) or (iii) any other applicable law or otherwise available at law or equity; each and every right, power, privilege and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Secured Party or any Secured Creditor and the exercise, or the beginning of the exercise, or the abandonment, of any such right, power, privilege or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power, privilege or remedy. No delay or omission by Secured Party or any Secured Creditor in the exercise of any right, power, privilege or remedy shall impair any such right, power, privilege or remedy or operate as a waiver thereof or of any other right, power, privilege or remedy then or thereafter existing.

     Section 4.11 No Release of Obligations. Neither Borrower nor any other Person hereafter obligated for payment of all or any part of the Obligations shall be relieved of such obligation by reason of (a) the failure of Secured Party to comply with any request of Borrower or any other Person so obligated to foreclose the Lien of this Agreement or to enforce any provision hereunder or under the Credit Agreement; (b) the release, regardless of consideration, of the Mortgaged Property or the Collateral or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property or the Collateral; or (c) by any other act or occurrence save and except the complete payment of the Obligations and the complete fulfillment of all obligations hereunder or under the Credit Agreement or any other Loan Document of the Obligations in accordance with their terms.

     Section 4.12 No Impairment of Security. The Lien, security interest and other security rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or partial release granted by Secured Party including, but not limited to, any renewal, extension or modification which Secured Party or the Secured Creditors may grant with respect to any of the Obligations, or any surrender, compromise, partial release, renewal, extension, exchange or substitution which Secured Party or the Secured Creditors may grant in respect of the Mortgaged Property or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any of the Obligations.

     Section 4.13 Release of and Resort to Collateral. Secured Party may release, regardless of consideration, any part of the Mortgaged Property or the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien or security interest created in or evidenced by this Agreement or its stature as a first and prior Lien and security interest in and to the Mortgaged Property and the Collateral, and without in any way releasing or diminishing the liability of any Person or entity liable for the repayment of the Obligations. For payment of the Obligations, Secured Party may resort to any other security therefor held by Secured Party in such order and manner as Secured Party may elect.

     Section 4.14 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Borrower by virtue of any present or future moratorium law or other law exempting the Mortgaged Property or the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, or extension of time for payment; (b) all notices of Secured Party's intention to accelerate maturity of the Obligations or of Secured Party's election to exercise or its actual exercise of any right, remedy or recourse provided for hereunder or under the Credit Agreement; and (c) any rights, legal and equitable, to a marshalling of assets or a sale in inverse order of alienation. Each successor and assign of Borrower, including without limitation, a holder of a Lien subordinate to the Lien created hereby (without implying that Borrower has, except as expressly provided herein, a right to grant an interest in, or a subordinate Lien on, the Mortgaged Property or the Collateral), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, as if it gave the waiver itself. The right to plead any and all statutes of limitation as a defense to any demand secured by or made pursuant to this Agreement is hereby waived to the full extent permitted by law. If any law referred to in this Agreement and now in force, of which Borrower or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing to the extent permitted by applicable law, and to the extent permitted by law, Borrower expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process. To the fullest extent permitted by law, Borrower waives and agrees not to assert any rights or privileges which it may acquire under the Uniform Commercial Code or any other applicable law. Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Mortgaged Property or the Collateral conducted in accordance with applicable law are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by Secured Party and any Secured Creditor to collect such deficiency. Payments to be made by Borrower under any Loan Document are to be made without defense, deduction, recoupment, set-off, or counterclaim.

     Section 4.15 Discontinuance of Proceedings. In case Secured Party (and, to the extent necessary or appropriate, the Administrative Agent) shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, Secured Party (and the Administrative Agent at the direction of the Secured Party) shall have the unqualified right so to do and, in such an event, Borrower and Secured Party shall be restored to their former positions with respect to the Obligations, this Agreement, the Credit Agreement, the Mortgaged Property and the Collateral and otherwise, and the rights, remedies, recourses and powers of Secured Party shall continue as if same had never been invoked.

     Section 4.16 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or the Collateral or any part thereof and all other monies received by Secured Party in any proceedings for the enforcement hereof, whose application has not elsewhere herein been specifically provided for, shall be applied first to the payment of all reasonable expenses incurred by Secured Party incident to the enforcement of this Agreement, the Credit Agreement or any of the Obligations (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, reasonable compensation of agents, and reasonable legal fees), and to the payment of all other reasonable charges, expenses, liabilities and advances incurred or made by Secured Party under this Agreement or in executing any trust or power hereunder; and then as set forth in the Credit Agreement.

     Section 4.17 Resignation of Operator. In addition to all rights and remedies under this Agreement, at law and in equity, if any Event of Default shall occur and be continuing and Secured Party shall exercise any remedies under this Agreement with respect to any portion of the Mortgaged Property or the Collateral (or Borrower shall transfer any Mortgaged Property or the Collateral "in lieu of" foreclosure), Secured Party shall have the right to request that any operator of any Mortgaged Property which is either Borrower or any Affiliate of Borrower resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Borrower of any such request, Borrower shall resign (or cause such other party to resign) as operator of such Mortgaged Property.

     Section 4.18 Indemnity. IN CONNECTION WITH ANY ACTION TAKEN BY SECURED PARTY PURSUANT TO THIS AGREEMENT, SECURED PARTY, EACH ISSUING BANK, THE SECURED CREDITORS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY BORROWER RESULTING FROM AN ASSERTION THAT SECURED PARTY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY OR THE COLLATERAL

INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY, NOR SHALL SECURED PARTY AND ANY OTHER INDEMNIFIED PARTY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF BORROWER. BORROWER SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, TO DEFEND AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS AGREEMENT OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, INCLUDING WITHOUT LIMITATION SUCH LIABILITY, LOSS OR DAMAGE AS MAY OR MIGHT ARISE OUT OF OR BE CAUSED BY THE ORDINARY NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES, UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY. SHOULD SECURED PARTY MAKE ANY
EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE OUT OF POCKET ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION BORROWER HEREBY EXPRESSLY PROMISES TO PAY) OWING BY BORROWER TO SECURED PARTY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE POST-DEFAULT RATE AS SET FORTH IN THE CREDIT AGREEMENT, SHALL BE A PART OF THE OBLIGATIONS AND SHALL BE SECURED BY THIS AGREEMENT AND ANY OTHER SECURITY INSTRUMENT. THE LIABILITIES OF BORROWER AS SET FORTH IN THIS SECTION 4.18 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

Section 4.19 Secured Party Not "Secured Party-In-Possession". It is understood and agreed that neither the assignment of Hydrocarbons, products therefrom, revenues and proceeds to Secured Party pursuant to Section 2.01 nor the exercise by Secured Party of any of its rights or remedies hereunder shall be deemed to make Secured Party a "Secured Party-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, nor shall appointment of a receiver for the Mortgaged Property by any court at the request of Secured Party or by agreement with Borrower or the entering into possession of the Mortgaged Property or any part thereof by such receiver be deemed to make Secured Party a "Secured Party-in-possession" or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

                                   ARTICLE V
                                Attorney-in-Fact

     Section 5.01 Secured Party Attorney-In-Fact. Borrower hereby irrevocably constitutes and appoints Secured Party the attorney-in-fact of Borrower, and in such capacity, Secured Party, its counsel or its representative, may from time to time, execute, deliver and file with the appropriate filing officer or office such security agreements, financing statements, continuation statements, amendments, other filing or recording documents or instruments as Secured Party may request or require, in such form as Secured Party reasonably determines appropriate, in order to impose, perfect, protect, preserve the priority of, or enforce, the Liens on the Collateral.

                                   ARTICLE VI
                                  Miscellaneous

     Section 6.01 Instrument Construed as Mortgage, Etc; Perpetuities. This Agreement may be construed as a deed of trust, mortgage, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, as necessary fully to effectuate the Lien hereof and the purposes and agreements herein set forth. Notwithstanding anything to the contrary contained herein, if any interest in real property granted pursuant to this Agreement does not vest upon the execution and delivery of this Agreement, it shall vest, if at all, not later than 20 years after the execution and delivery of this Agreement.

     Section 6.02 Release of Mortgage. If all Obligations secured hereby shall be paid in full in accordance with the Credit Agreement and all of the Commitments of the Lenders and all Letters of Credit under the Credit Agreement are terminated, Secured Party shall forthwith cause reconveyance, satisfaction and discharge of this Agreement to be entered upon the record and shall execute and deliver or cause to be executed and delivered such instruments of reconveyance, satisfaction and reassignment as may be appropriate. Otherwise, this Agreement shall remain and continue in full force and effect.

     Section 6.03 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     Section 6.04 Partial Releases. If any of the Mortgaged Property shall be sold, transferred or otherwise disposed of by Borrower in a transaction permitted by the Credit Agreement, then Secured Party, at the request and sole expense of Borrower, shall promptly execute and deliver to Borrower all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Mortgaged Property.

     Section 6.05 Successors and Assigns of Parties. The term "Secured Party" as used herein shall mean and include Community Banks of Colorado, a division of NBH Bank, N.A., and its successors and assigns acting as Administrative Agent for the benefit of any legal owner, holder, assignee or pledgee of any of the Obligations secured hereby. The terms used to designate Secured Party and Borrower shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

     Section 6.06 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding Lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Secured Party at Borrower's request, and Secured Party shall be subrogated to any and all rights, security interests and Liens owned by any owner or holder of such outstanding Liens, security interests, charges or encumbrances, irrespective of whether said Liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Secured Party, Borrower hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 6.07 Subrogation of Secured Party. This Agreement is made with full substitution and subrogation of Secured Party and its successors and assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

     Section 6.08 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     Section 6.09 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice. Borrower requests that a copy of any notice of sale or combined notice hereunder be sent to it by express or courier service at the address of Borrower set forth below.

     Section 6.10 Counterparts. This Agreement is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one county, descriptions of only those portions of the Mortgaged Property located in the county in which a particular counterpart is recorded shall be attached as a Schedule thereto. A Schedule containing a description of all Mortgaged Property wheresoever situated will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Colorado in the Uniform Commercial Code Records. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

     Section 6.11 Governing Law. INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW, THIS AGREEMENT AND THE OBLIGATIONS SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES); PROVIDED, HOWEVER, THAT, WITH RESPECT TO ANY PORTION OF THE MORTGAGED

PROPERTY OR COLLATERAL LOCATED OUTSIDE OF THE STATE OF COLORADO, THE LAWS OF THE PLACE IN WHICH SUCH PROPERTY IS OR IS DEEMED TO BE LOCATED IN, OR OFFSHORE ADJACENT TO (AND STATE LAW MADE APPLICABLE AS A MATTER OF FEDERAL LAW), SHALL APPLY TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE OF LIENS AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE MORTGAGED PROPERTY OR COLLATERAL.

     Section 6.12 Exculpation Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT ON THE BASIS THAT THE PARTY HAD NO
NOTICE  OR   KNOWLEDGE  OF  SUCH   PROVISION  OR  THAT  THE   PROVISION  IS  NOT
"CONSPICUOUS."

     Section 6.13 Terms Generally; Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. . The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person's successors and assigns (subject to the restrictions contained herein), (d) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word "from" means "from and including" and the word "to" means "to and including" and (f) any reference herein to Articles, Sections and Schedules shall be construed to refer to Articles and Sections of, and Schedules to, this Agreement. No provision of this Agreement or any other

Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

     Section 6.14 Recording. Borrower will cause this Agreement and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such a manner and in such places as Secured Party shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 6.15 Application of Payments to Certain Obligations. If any part of the Obligations cannot be lawfully secured by this Agreement or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of the Obligations, then all payments made shall be applied on said Obligations first in discharge of that portion thereof which is not secured by this Agreement.

     Section 6.16 Financing Statement; Fixture Filing. This Agreement shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed or filed for record in the real estate records, Agreement records or other appropriate records of each jurisdiction where any part of the Mortgaged Property (including said fixtures) are situated. This Agreement shall also be effective as a financing statement covering As-extracted collateral, including oil and gas or the like and accounts financed at the wellhead or minehead of wells or mines located on the properties subject to the Uniform Commercial Code and is to be filed for record in the real estate records, Mortgage records or other appropriate records of each jurisdiction where any part of the Mortgaged Property is situated. Borrower hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of Borrower at any time after the execution of this Agreement, and hereby ratifies any thereof filed prior to the execution of this Agreement. In addition, Borrower shall execute and deliver to Secured Party, upon Secured Party's request, any financing statements or amendments thereof or continuation statements thereto that Secured Party may require to perfect a security interest in said items or types of property. Borrower shall pay all costs associated with filing such instruments. In that regard, the following information is provided:





      Name of Borrower: Synergy Resources Corporation

      Mailing Address of Borrower
      & County of Residence
      (chief executive office): 20203 Highway 60
                                Platteville, CO 80651
                                Attention:  Edward Holloway, CEO and Director
                                Facsimile:  970-737-1045

      Jurisdiction of incorporation
      Organizational ID #:    Colorado/ID No. 20051109690

      Name of Secured Party:  Community Banks of Colorado, as Administrative
                              Agent

      Mailing Address of
      Secured Party:    7800 E. Orchard
                  Greenwood Village, Colorado 80111
                  Attention:  Sarah Burchett
                  Facsimile:  855-621-4007
                  Telephone:  303-892-8700

      Owner of Record of
      Mortgaged Property:     Borrower

      WITNESS THE EXECUTION HEREOF, as of the Effective Date.

                                          BORROWER:



                                          SYNERGY RESOURCES CORPORATION





                                          By: /s/ Frank L. Jennings
                                             ---------------------------

                                                Frank L. Jennings,

                                                Chief Financial Officer

The name and address of Borrower is:

      Synergy Resources Corporation
      20203 Highway 60
      Platteville, CO 80651
      Phone:      970-737-1073
      Fax:  970-737-1045
      Attn:  Edward Holloway

The name and address of Secured Party is:

      Community Banks of Colorado
      as Administrative Agent
      7800 E. Orchard
      Greenwood Village, Colorado  80111
      Phone:      303-892-8702
      Fax:  855-621-4007
      Attn:  Sarah Burchett

                                    Exhibit A

     1. Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Mortgage.

     2. The terms "Working Interest" and "WI" as used herein with respect to a lease, shall mean the interest in and to the full and entire leasehold estate created under and by virtue of the lease described as to the described lands and formations (or as to all formations if no formation is described) and arising therefrom, insofar as said interest in said leasehold estate is burdened with the obligation to bear and pay costs of operations, without regard of any valid lessor's royalties, overriding royalties or similar burdens, and without regard to the percent of the mineral estate underlying the lands covered by the lease owned by the lessor(s) of the referenced lease.

     3. The terms "Net Revenue Interest" and "NRI" as used herein with respect to a lease shall mean the interest in and to applicable production of all Hydrocarbons produced, saved and sold from, under or by virtue of the lease described herein as to the described lands and formations (or as to all formations if no formation is described).

     4. The terms "Working Interest" and "WI" as used herein with respect to a well, unit, pool or communitized area, shall mean the interest in and to the well or the full and entire unitized, pooled or communitized area created under and by virtue of each of the described unitization, pooling, communitization or similar agreements, and all rights of every kind and character appurtenant thereto, arising therefrom insofar as the said interest in said well or unitized, pooled, communitized or other interest is burdened with the obligation to bear and pay costs of operations, without regard to any valid lessor's royalties, overriding royalties or similar burdens.

     5. The terms "Net Revenue Interest" and "NRI" as used herein with respect to a well, unit, pool or communitized area, shall mean the interest in and to applicable production of all Hydrocarbons produced, saved and sold from, under or by virtue of such well or such unitized, pooled or communitized area.

     7. The Mortgage covers all right, title and interest of Debtor (whether now owned or hereafter acquired by operation of law or otherwise) in and to the land specifically described in this Exhibit A and the land described in or covered by the leases, licenses, subleases, sublicenses, easements, rights-of-way, agreements and other documents and instruments described in this Exhibit A whether or not such land is specifically described in this Exhibit A; and any references to specific lands, depth limitations, horizons, formations, zones, unit designations, unit tract descriptions and descriptions of undivided leasehold interests, "Working Interest" or "WI" and "Net Revenue Interest" or "NRI" contained in this Exhibit A are for the purposes of defining the nature and extent of Debtor's warranties and shall not be deemed to limit or restrict the interests covered by the Mortgage or the liens and security interests created thereby.

     8. This  Exhibit A consists of this  Preamble and the  following  subparts:
Exhibit A-1 (55 pages), Exhibit A-2 (79 pages), Exhibit A-3 (1 page), Exhibit A-4 (9 pages) and Exhibit A-5 (1 page).

     9. To facilitate recording, only the relevant subparts of this Exhibit A may be filed for recording as follows:

            County:                 Relevant subparts for filing:

            WELD                    Exhibits A-1, A-2, and A-4
            BOULDER                 Exhibits A-3 and A-5